UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525
28 East Main Street
Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Special Meeting of Stockholders of Document Security Systems, Inc. (the “Company”) was held on June 20, 2013 (the “Special Meeting”). At the Special Meeting, a total of 11,837,548 shares, or 54.5%, of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy.

(b)	Set forth below is a brief description of each proposal voted upon at the Special Meeting and the voting results with respect to each matter.

(i) To approve a merger and the issuance of the Company’s securities thereunder in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of October 1, 2012, by and among the Company, Lexington Technology Group, Inc. and DSSIP, Inc., a wholly-owned subsidiary of the Company:

For:	Against:	Abstain	Broker Non-Vote
11,194,673	564,125	79,993	0

(ii) To approve an amendment to the Company’s amended and restated certificate of incorporation to authorize a class of preferred stock and establish the associated rights and preferences thereof:

For:	Against:	Abstain	Broker Non-Vote
10,255,924	1,247,160	335,707	0

(iii) To approve an amendment to the Company’s amended and restated certificate of incorporation to implement a staggered board of directors:

For:	Against:	Abstain:	Broker Non-Vote:
9,731,910	1,772,812	334,069	0

(iv) To approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split:

For:	Against:	Abstain:	Broker Non-Vote:
8,297,843	3,084,606	413,924	0

(v) To approve the Document Security Systems, Inc. 2013 Employee, Director and Consultant Equity Incentive Plan:

For:	Against:	Abstain:	Broker Non-Vote:
9,550,632	1,797,236	490,923	0

(vi) To adjourn to the Special Meeting, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (i) through (v):

For:	Against:	Abstain:	Broker Non-Vote:
9,963,454	1,417,291	458,046	0

Therefore, all the proposals, except for proposals (ii), (iii) and (iv) above, were approved.

The Company expects to close the merger on or about July 1, 2013.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) As disclosed under Item 5.07 of this Current Report on Form 8-K, at the Special Meeting, the stockholders of the Company approved the Document Security Systems, Inc. 2013 Employee, Director and Consultant Equity Incentive Plan (the “2013 Plan”).

The description of the 2013 Plan is qualified in its entirety by reference to the 2013 Plan, a copy of which has been previously filed as Annex H to the Company’s Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 originally filed with the SEC on November 26, 2012, and is incorporated herein by reference. Further information about the 2013 Plan is included in the definitive proxy statement/prospectus, dated May 10, 2013, which was filed by the Company on May 15, 2013.

Item 8.01 Other Events.

On June 20, 2013, the Company issued a press release announcing that the merger with Lexington Technology Group, Inc. had been approved by its stockholders at its Special Meeting of Stockholders on June 20, 2013 and that the merger is expected to close on or around July 1, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Document Security Systems, Inc. 2013 Employee, Director and Consultant Equity Incentive Plan (previously filed as Annex H to the Company’s Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-185134) originally filed with the SEC on November 26, 2012).

99.1	Press Release, dated June 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: June 21, 2013	By:	/s/ Robert B. Bzdick
		Name:	Robert B. Bzdick
		Title:	Chief Executive Officer